                                                                   EX-10.9



                    ANHEUSER-BUSCH EXCESS BENEFIT PLAN


     Anheuser-Busch Companies, Inc., a Delaware corporation (the "Company"), hereby establishes this Excess Benefit Plan, effective as of January l, 1984, to provide supplemental retirement benefits to Participants in the Anheuser-Busch Salaried Employees' Pension Plan (the "Basic Plan") who may be adversely affected as to the amount of Retirement Benefits they might otherwise receive by the limitations of Section 415 of the Internal Revenue Code of 1954, as amended by the Tax Equity and Fiscal Responsibility Act of 1982. This Plan is intended to be an "excess benefit plan" as defined in
Section 3(36) of the Employee Retirement Income Security Act of 1974.

     l.   Definitions Applicable to this Excess Benefit Plan.  All capitalized
          --------------------------------------------------
terms defined in the Basic Plan and not defined herein shall have the meanings set out in the Basic Plan. In addition, the words and terms defined below have the meanings herein set out:

          (a) "Actuarial Equivalent" means a benefit or benefits, or a payment or payments, which are of equal value at the date of determination to the benefits for which they are to be substituted. Equivalence of value is determined from actuarial calculations based on actuarial assumptions as to interest and mortality as follows:

          Interest - The required return on investment used by Anheuser-Busch
          -------- Companies, Inc. to evaluate capital projects associated with existing business activities ("hurdle rate") as in effect on the first day of the month preceding the Participant's Effective Benefit Date.

          Mortality  The mortality table set forth in the Basic Plan.
          ---------

          (b) "Pension Committee" means the same group of persons appointed to administer the Basic Plan.

          (c) "Employee" means any Salaried Employee employed by a Participating Employer.

          (d) "Participant" means an Employee who is eligible to participate herein in accordance with Section 2 hereof.
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                              -2-



         (e) "Participating Employer" as used in this Plan means a Participating Employer in the Basic Plan which has adopted this Plan.

         (f) "Plan" shall mean the Anheuser-Busch Excess Benefit Plan, effective January l, 1984, as originally adopted and as hereafter amended.

    2.   Eligibility to Participate.  Any Employee or former Employee who
         ---------------------------
retires and whose Retirement Benefit under the Basic Plan will be limited by the provisions of Section 415 of the Internal Revenue Code, or any regulations issued thereunder, shall be a Participant in this Plan.

    3.   Benefits Under this Plan.  The Retirement Benefit payable by a
         -------------------------
Participating Employer under this Plan shall be equal to:

         (i)  The Retirement Benefit a Participant would be entitled to under
Section 4.1, 4.2, 4.3, 4.4 or 5.1 of the Basic Plan, determined as if Section 12 of the Basic Plan, (incorporating the Section 415 limitations) was inapplicable, less

         (ii) The Retirement Benefit actually payable to the Participant under the Basic Plan.

    4.   Pre-Retirement Death Benefits.  There will be no pre-retirement death
         -----------------------------
 benefit under this Plan.

    5.   Payment Method.  The Retirement Benefit determined under Section 3
         --------------
shall be payable under the Basic Method of payment. However, a Participant may elect, subject to approval of the Pension Committee, to have his or her Retirement Benefit hereunder paid under one or more of the Optional Methods of payment set forth in the Basic Plan. All Optional Methods of payment shall be the Actuarial Equivalent of the Basic Method of payment. A Participant may elect an Optional Method of payment under this Plan which is different from the method of payment elected under the Basic Plan. Only Participants eligible for Option (e) (One-Sum Option) under the Basic Plan shall be eligible to elect the One-Sum option under this Plan. Retirement Benefits under this Plan shall commence as of the same date benefits commence under the Basic Plan.

    6.   Obligation to Pay Benefits Hereunder.  No trust fund, escrow account
         ------------------------------------
or other segregation of assets shall be established or made by a Participating Employer to guarantee, secure or assure the payment of any benefit hereunder. A Participating Employer's obligation to pay Retirement Benefits pursuant


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to this Plan shall constitute only a general contractual liability to the
Participants and other payees hereunder in accordance with the terms hereof. Payment of benefits by a Participating Employer shall be made only from the general funds of such Participating Employer and no Participant or any other potential payee of any amount hereunder shall have any interest in any particular asset of a Participating Employer by reason of the existence of this Plan. The amounts payable hereunder shall be subject in all respects to claims of general creditors of the Participating Employer until actually paid over to the person(s) entitled to receive the same.

    7.   Concerning Payment.  All amounts payable during the lifetime of a
         ------------------
Participant shall be paid directly to the Participant or his or her legal representative. Any amount payable after the death of a Participant shall be payable to the Beneficiary or Beneficiaries designated by such Participant for purposes of this Plan.

    8.   Payees Presumed Competent.  Every person receiving or claiming
         -------------------------
amounts payable under this Plan shall be conclusively presumed to be mentally competent and of legal age until the Pension Committee receives a written notice, in form, manner and substance acceptable to it, that any such person is incompetent or is a minor or that a guardian or other person legally vested with the care of his estate has been appointed.

    9.   Notice of Address; Lost Payees.  The address of every Participant or
         ------------------------------
other person entitled to any payment hereunder on file for purposes of the Basic Plan shall be used for all purposes of this Plan. If the Pension Committee is unable to locate any person, or the estate of such person, entitled to receive a payment hereunder within two years after an amount becomes payable, the right and interest of such payee in and to the amount payable shall terminate on the last day of such two year period.

    10.  No Liability for Participant's Debts.  Amounts payable under this
         ------------------------------------
Plan shall not be liable for or subject to the debts or liabilities of any payee, and no amount payable hereunder shall at any time or in any manner be subject to anticipation, alienation, sale, transfer, assignment, pledge or encumbrance of any kind, whether to the Participating Employer or to any other party whomsoever, and whether with or without consideration. If any payee shall attempt to, or shall anticipate, alienate, sell, transfer, assign, pledge or otherwise encumber any amounts payable hereunder or any part thereof, or if by reason of bankruptcy or other event, such amounts would at any time be received or enjoyed by persons other than such payee, except as otherwise permitted by this Plan, the Pension Commit-
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tee in its sole discretion may terminate such person's interest in any such amounts and hold or apply such amounts to or for the use of such person, his or her spouse, children or other dependents, or any of them, as the Pension Committee may determine.

    11.  Administration.  The Pension Committee shall have full power and
         --------------
authority to do all things necessary or appropriate to the proper administration hereof, including, without limiting the generality of the foregoing, full power and authority to construe the Plan and to determine all questions which may arise.

    12.  Negation of Employment Contract.  This Plan does not create an
         -------------------------------
employment contract and nothing contained herein shall be deemed (a) to give a Participant the right to be retained in the employ of any Participating
Employer: (b) to interfere with the right of the Participating Employer to discharge a Participant at any time: (c) to give the Participating Employer the right to require a Participant to remain in its employ: or (d) to interfere with the right of a Participant to terminate his employment voluntarily whenever he chooses.

    13.  Forfeiture for Activity Contrary to a Participating Employer's Best
         -------------------------------------------------------------------
 Interests.
 ---------

         (a) Notwithstanding any provision of this Plan to the contrary, the right of a Participant and his or her Beneficiary or Beneficiaries to receive a benefit hereunder is expressly conditioned upon the Participant neither (i) having ceased to be employed by a Participating Employer under circumstances or conditions inimical to the best interests of the Participating Employer or its affiliates and subsidiaries, nor (ii) thereafter engaging in any activity (such as competing with any business of the Participating Employer or its affiliates or subsidiaries, or disclosing secret formulae, processes or procedures, or any customers' or suppliers' list or other confidential information, or encouraging any other employee to leave the Participating Employer or performing any activity inimical to the Participating Employer's best interests) which is contrary to the best interests of his or her former Participating Employer or its affiliates and subsidiaries.

         (b) Should the Participating Employer propose to enforce the foregoing, it shall give written notice to the Participant or other person(s) otherwise entitled to payment, and may withhold payment pending final resolution of the matter. The Pension Committee shall thereupon investigate the alleged violation and shall consider, under such rules of procedure as the Pension Committee shall deem reasonable, such evidence and
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testimony as the Participating Employer and the Participant or other person(s)
entitled to payment may wish to submit in support or refutation of the alleged violation. The decision of the Pension Committee shall be final and conclusive. If the Pension Committee concludes that there has been a violation, the right of the Participant and all Beneficiaries to receive payment hereunder shall thereupon cease. If the Pension Committee concludes that there has not been a violation, the amounts withheld or suspended shall become payable as though the Participating Employer had never instituted any proceedings or withheld or suspended payment without, however, any interest for the period during which such amounts were withheld or suspended.

         (c) The provisions of this Section authorizing the Participating Employer to give notice of an alleged violation or possible violation of the conditions of paragraph (a) shall not be interpreted as requiring the Participating Employer to take such action in each and every instance of a violation or suspected violation and in determining whether an attempt to enforce the forfeiture provisions of this Section shall be made, the Participating Employer may consider the possible economic damage it might suffer from the violation or suspected violation, the circumstances surrounding the discontinuance of the employment of the Participant with the Participating Employer and the quantum of proof which the Participating Employer may have of a violation of the aforesaid conditions.

         (d) The provisions of this Section shall in no way impair or derogate the rights which the Participating Employer may otherwise have under any employment contract with a Participant or at law or in equity, to prevent the disclosure of trade secrets or to recover damages for the disclosure thereof or to prevent a Participant from engaging in competition with the Participating Employer or to recover damages therefor.

         (e) The Board of Directors of Anheuser-Busch Companies, Inc. (or the Executive Committee at any time the Board of Directors is not in session) may revoke this Section at any time, whereupon no Accrued Benefit at that time shall ever be subject to forfeiture or revocation for any reason, including (but not limited to) any subsequent amendment to this Plan which reinstates the provisions of this Section or imposes similar conditions on a Participant's right to receive benefits hereunder.

    14.  Amendment.  The Board of Directors of Anheuser-Busch Companies, Inc.
         ---------
("Board") shall have the absolute right to modify or amend this Plan in whole or in part, at any time and from time to time, effective as of any specified prior, current
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or future date.  Any amendments to the Basic Plan shall automatically amend the provisions of this Plan where they would so apply, except that the interest rate assumption in this Plan shall only be amended under the provisions of this Section.

    15.  Termination. The Board reserves the right to terminate this Plan as
         -----------
of any specified current or future date. The Plan shall be automatically terminated upon: (a) termination of the Basic Plan: (b) Anheuser-Busch Companies, Inc. being legally adjudicated a bankrupt: (c) the appointment of a receiver or trustee in bankruptcy with respect to Anheuser-Busch Companies, Inc.'s assets and business if such appointment is not set aside within 90 days thereafter: or (d) the making by Anheuser-Busch Companies, Inc. of an assignment for the benefit of creditors. Upon a termination of this Plan, no additional Employees shall become eligible to participate herein, and no additional benefits shall be accrued hereunder. Notwithstanding the termination of this Plan, a Participant shall remain entitled to a Retirement Benefit under this Plan, payable at his or her Normal Retirement Date, equal to his Accrued Benefit in the Basic Plan as of the date of Plan termination (determined without regard to Section 415 limitations) less the amount of Retirement Benefit actually payable under the Basic Plan.

    16.  Participating Employer.  Any Participating Employer in the Basic Plan
         ----------------------
may become a Participating Employer in this Plan by submitting to the Pension Committee a resolution of its board of directors adopting the provisions of this Plan. The adoption of this Plan by a Participating Employer shall constitute an automatic delegation by it to the Board of full authority to amend or terminate the Plan. A Participating Employer may withdraw from the Plan by action of its board of directors. Notwithstanding such withdrawal, a Participant shall remain entitled to a Retirement Benefit from such withdrawing Participating Employer, payable at his or her Normal Retirement Date, equal to his or her Accrued Benefit in the Basic Plan as of the date of the Participating Employer's withdrawal (determined without regard to Section 415 limitations), less the amount of the Retirement Benefit actually payable under the Basic Plan.

    17.  Successor Participating Employer.  In the event of the dissolution,
         --------------------------------
merger, consolidation or reorganization of a Participating Employer, the successor company may adopt and continue this Plan as a Participating Employer, provided it has adopted the Basic Plan. If a successor company does not continue this Plan, all Participants affected thereby shall be entitled to a Retirement Benefit from such successor company calculated and payable as provided in Section 15, with the Accrued Benefit determined as of the date of dissolution, merger, consolidation or reorganization.
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    18.  Miscellaneous.
         -------------

         (a) In any instance in which the Pension Committee believes such action to be in the best interest of the party entitled to receive any payment under this Plan, or to be in the best interests of a Participating Employer (such as to eliminate small monthly retirement payments or to avoid the administrative inconvenience and expense which might be incurred if relatively small amounts were to be paid to multiple recipients over lengthy periods of time), amounts payable hereunder may be paid in a single lump sum, the amount of which shall be the Actuarial Equivalent of the benefits otherwise payable.

         (b) In the event of the death of a Participant or any Beneficiary designated by him or her, no payment need be made by the Plan until the Pension Committee shall have received proof satisfactory to it of such death and of the identity, existence and location of the party thereafter entitled to receive payments under this Plan.

         (c) In making any payment or taking any action under this Plan, the Participating Employer and the Pension Committee shall be absolutely protected in relying upon any finding or statement of facts believed by it to be true, and on any written instrument believed by it to have been signed by the proper party.

         (d) This Plan shall be construed and enforced under and in accordance with the laws of the State of Missouri.

         (e) All actuarial matters hereunder shall be decided by the Actuary then employed to provide actuarial services to the Basic Plan.

    IN WITNESS WHEREOF, ANHEUSER-BUSCH COMPANIES, INC. has caused this Plan to be executed, and its corporate seal to be hereunto affixed, by its officers thereunto duly authorized, this 11th day of September, 1984, effective as of
January 1, 1984.                ----        ---------     -
                                            ANHEUSER-BUSCH  COMPANIES, INC.


                                            BY s/JERRY E. RITTER
                                               ---------------------------
                                               Vice President


(Seal)

Attest:


s/JOHN HAYWARD
- - - -------------------
Secretary